SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2021 (February 12, 2021)

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VININGS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Vinings Holdings, Inc. (“we”, “us”, “Vinings” or the “Company”), a Delaware corporation, is filing this Amendment No. 1 on Form 8-K/A (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) originally filed on February 12, 2021 (the “Original Filing”), to file the restated audited financial statements for the fiscal year ended December 31, 2019 (the “Audited Financial Statements”) of Coeptis Pharmaceuticals, Inc. (“Coeptis”), which was acquired by Vinings on February 12, 2021, and to file related updated pro forma financial information of Coeptis as described below.

As discussed more fully in our Original Filing, on February 12, 2021, Vinings completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of December 31, 2020, as amended (the “Merger Agreement”), by and among Vinings, Coeptis and Coeptis Acquisition Sub, Inc., a direct, wholly owned subsidiary of Vinings (“Merger Sub”). The Merger was accounted for as a “reverse acquisition” in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Under U.S. GAAP, Coeptis is treated as the accounting acquirer in the Merger.

The Audited Financial Statements, and the updated pro forma financial information relating to the Merger, included in this Amended Filing serve as Amendment No. 1 to the Original Filing. Except for the Audited Financial Statements and updated pro forma financial information included in this report, this Amended Filing does not amend or restate the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries.

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Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously reported by the Company in the Original Filing, the Company completed the Merger. The Company hereby amends the Original Filing report to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K in connection with the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired

The audited balance sheet of Coeptis as of December 31, 2019 and 2018, and audited statements of operations, changes in stockholders’ equity (deficit), and cash flows for the year ended December 31, 2019 and 2018, and related notes, are filed as Exhibit 99.1 to this Amended Filing and incorporated herein by reference.

(b)	Pro forma financial information

In accordance with Item 9.01(b), unaudited pro-forma consolidated financial statements are included with this Amended Filing as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm*
99.1	Audited consolidated financial statements of Coeptis Pharmaceuticals, Inc. and subsidiary as of and for the years ended December 31, 2019 and 2018 *
99.2	Unaudited Pro Forma Combined Financial Statements as of and for the year ended December 31, 2020 *

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*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VININGS HOLDINGS, INC.

Date: May 10, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman

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